Exhibit 10.17.3

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

Amendment to Supply Agreement

This Third Amendment dated December 22, 2008, is made by and between Noramco, Inc., a Georgia Corporation with its principal office at 500 Swedes Landing Road, Wilmington, Delaware 19801 and its Affiliates (“NORAMCO”) and Vintage Pharmaceuticals, LLC, a Delaware corporation with its principal office at 130 VINTAGE Drive, Huntsville, Alabama 35811 and its Affiliates (“VINTAGE”).

WHEREAS the parties hereto entered into a Supply Agreement whose effective date was January 1, 2001 (“Supply Agreement”) and which was amended on January 16, 2007 (“First Amendment”) and May 7, 2008 (“Second Amendment”),

WHEREAS the parties have mutually agreed upon certain amendments to extend and modify said Supply Agreement and the First and Second Amendments,

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth and those contained in the underlying Supply Agreement and Amendments and incorporated herein by reference, the parties agree as follows:

I.	Article 1.3 of the Supply Agreement is hereby revoked in its entirety and replaced in its entirety with the following Article 1.3:

“1.3 “Products” shall mean ***.”

II.	Article 3 of the Second Amendment shall be revoked its entirety and replaced with the following Article 3:

“3. Purchase Agreement

During the Term of this Agreement and subject to the terms, conditions and limitations herein set forth, and further subject to NORAMCO’s ability to supply VINTAGE’s requirements, VINTAGE shall purchase from NORAMCO at least *** (***%) of VINTAGE’s Available Requirements for Products to be sold in the Territory, except as noted below.

Between the period of July 1,2011 and December 31, 2011, VINTAGE shall purchase from NORAMCO at least *** (***%) of VINTAGE’s Available Requirements for ***.

If NORAMCO cannot supply VINTAGE’s Available Requirements, VINTAGE shall have the option of sourcing the PRODUCT that NORAMCO is unable to supply from another qualified supplier, subject to the terms of Section 5 hereof.

III.	Article 4 of the Supply Agreement and the First amendment is hereby revoked in its entirety and replaced in its entirety with the following Article 4:

“4. Pricing

A. ***

i. The Base Price 2008 to be charged by NORAMCO for *** during the calendar year shall be:

Kilograms Purchased During a Calendar Year	Incremental Price / Kilogram		Average Price / Kilogram at Example Volumes
0 to 3,000	$	***	$	*** @ 3,000 kilograms
3,001 to 6,000	$	***	$	*** @ 6,000 kilograms
6,001 to 7,000	$	***	$	*** @ 7,000 kilograms
7,001 to 7,500	$	***	$	*** @ 7.500 kilograms
7,500+	$	***	$	*** @ 9,000 kilograms

ii. By way of example, the invoice price for the first 3,000 kilograms purchased by VINTAGE during a calendar year would be $*** per kilogram and the invoice price for the second 3,000 kilograms purchased during the calendar would be $*** per kilogram.

iii. NORAMCO has qualified a new process to produce ***. VINTAGE agrees to use its best efforts to qualify on a timely basis NORAMCO’s *** produced via the new process for use in SKUs accounting for at least *** (***%) of its total annual requirements.

iv. VINTAGE will notify NORAMCO when it has filed applications with the Food and Drug Administration to use *** in SKUs accounting for at least ***% of its total annual requirements (“*** Filing Notice”). VINTAGE shall provide summary supporting documentation that the required applications have been filed.

NORAMCO will reduce the Base Price defined in 4.A.i. to the amounts in the table shown below eight calendar months after the date of the *** Filing Notice or whenever VINTAGE receives FDA approval to use *** produced via the new process in SKUs accounting for at least *** (***%) of its total annual requirements – whichever is sooner:

Kilograms Purchased During a Calendar Year	Incremental Price /Kilogram		Average Price / Kilogram at Example Volumes
0 to 3,000	$	***	$	*** @ 3,000 kilograms
3,001 to 6,000	$	***	$	*** @ 6,000 kilograms
6,000 +	$	***	$	*** @ 9,000 kilograms

By way of example, if at the end of nine months after the date of the ***

Filing Notice, VINTAGE had purchased 3,000 kilograms during the calendar year, the next 3,000 kilograms purchased during that calendar year would be invoiced at a price of $*** per kilogram.

v. If the Base Prices 2008 in Article 4.A.i are applicable, on January 1, 2009 or January 1 of subsequent years, the Base Prices In Article 4.A.i shall be adjusted to equal the sum of:

a)	(Base Price) times (0.4) times (*** price for 2009 or subsequent year) divided by (average *** paid in 2008)

b)	(Base Price) times (0.6) times (Producer Price Index December 2008 or subsequent year) divided by (Producer Price Index for December 2007).

NORAMCO will provide supporting documentation for the above calculations at VINTAGE’s request.

vi. VINTAGE will notify NORAMCO (“Competitive Offer Notification”) if, VINTAGE receives a written competitive offer to supply *** after January 1, 2009 from a third party supplier which meets the following conditions:

a)	The supplier’s *** is qualified for use in VINTAGE’s SKUs by FDA,

b)	The offer is to supply at least ***% of VINTAGE’s annual requirements,

c)	The quoted price per kilogram of *** at the volume equal to VINTAGE’s purchases from NORAMCO during the prior calendar year (“Quoted Price”) is at least ***% lower than the Base Price -2008 in the applicable Table in Article 4.A.i or Article 4.A.iv. as adjusted by:

a)	Article 4.A.v. and

b)	the percentage of prior year’s rebate in Article D to the prior year’s total purchases of all Products at the volume equal to VINTAGE’s purchases from NORAMCO during the prior year (“Supply Price”),

d)	The quote includes a provision equivalent to the terms of Article 5 of the Supply Agreement.

VINTAGE’s Certified Public Accountants shall verify the Quoted Price.

Within thirty days of NORAMCO’s receipt of the Competitive Offer Notification, NORAMCO will, at its sole discretion, either:

a)	reduce the Base Prices in each volume tier of the applicable table in Article 4.A.i. or Article 4.A.iv. by an amount equal to the difference between the Supply Price and the Quoted Price. The revised Base Prices would be applicable the later of: a) thirty days after NORAMCO’s receipt of the Competitive Offer Notification or b) January 1, 2009.

b)	terminate the Supply Agreement.

B. ***

i. Base Price 2008 to be charged by NORAMCO for *** shall be $*** per kilogram

ii. Beginning on January 1, 2009 and on each ensuing January 1, the Base Price shall be adjusted to equal the sum of:

a)	(Base Price) times (0.7) times (*** price for 2009 or subsequent year) divided by (average *** paid in 2008)

b)	(Base Price) times (0.3) times (Producer Price Index December 2008 or subsequent year) divided by (Producer price Index for December 2007).

NORAMCO will provide supporting documentation for the above calculations at VINTAGE’s request.

C. ***

i. Base Price -2008 to be charged by NORAMCO for *** during the calendar year shall be:

Kilograms Purchased During a Calendar Year	Incremental Price /Kilogram			Average Price / Kilogram at Example Volumes
0 to 2,000	$	*	**	$*** @ 2,000 kilograms
2,001 to 4,000	$	*	**	$*** @ 4,000 kilograms
4,001 +	$	*	**	$*** @ 6,000 kilograms

By way of example, the invoice price for the first 2,000 kilograms purchased by VINTAGE during a calendar year would be $*** per kilogram and the invoice price for the second 2,000 kilograms purchased during the calendar would be $*** per kilogram

ii. VINTAGE will notify NORAMCO (“Competitive Offer Notification”) if, VINTAGE receives a written competitive offer to supply *** after January 1, 2011 from a third party supplier which meets the following conditions:

a)	The supplier’s *** is qualified for use in VINTAGE’s SKUs by FDA,

b)	The offer is to supply at least ***% of VINTAGE’s annual requirements.

c)	The quoted price per kilogram of *** at the volume equal to VINTAGE’s purchases from NORAMCO during the prior calendar year (“Quoted Price”) is at least ***% lower than the Base Price -2008 in the applicable Table in Article 4.C.i. or as adjusted by:

a)	the percentage of prior year’s rebate in Article D to the prior year’s total purchases of all Products

b)	at the volume equal to VINTAGE’s purchases from NORAMCO during the prior year (“Supply Price”),

d)	The quote includes a provision equivalent to the terms of Article 5 of the Supply Agreement.

VINTAGE’S Certified Public Accountants shall verify the Quoted Price.

Within thirty days of NORAMCO’s receipt of the Competitive Offer Notification, NORAMCO will, at its sole discretion, either:

a)	reduce the Base Prices in each volume tier of the applicable table in Article 4.C.i. by an amount equal to the difference between the Supply Price and the Quoted Price. The revised Base Prices would be applicable the later of: a) thirty days after NORAMCO’s receipt of the Competitive Offer Notification or b) January 1, 2011.

b)	terminate the Supply Agreement.

D. ***

i. Base Price to be charged by NORAMCO shall be $*** per kilogram for all volumes.

ii. VINTAGE will notify NORAMCO (“Competitive Offer Notification”) if, VINTAGE receives a written competitive offer to supply *** after January 1, 2011 from a third party supplier which meets the following conditions:

a)	The supplier’s *** is qualified for use in VINTAGE’s SKUs by FDA,

b)	The offer is to supply at least ***% of VINTAGE’s annual requirements,

c)	The quoted price per kilogram of *** at the volume equal to VINTAGE’s purchases from NORAMCO during the prior calendar year (“Quoted Price”) is at least ***% lower than the Base Price -2008 or as adjusted by:

c)	the percentage of prior year’s rebate in Article D to the prior year’s total purchases of all Products

d)	at the volume equal to VINTAGE’s purchases from NORAMCO during the prior year (“Supply Price”),

d)	The quote includes a provision equivalent to the terms of Article 5 of the Supply Agreement.

VINTAGE’s Certified Public Accountants shall verify the Quoted Price.

Within thirty days of NORAMCO’s receipt of the Competitive Offer Notification, NORAMCO will, at its sole discretion, either:

a) reduce the Base Price by an amount equal to the difference between the Supply Price and the Quoted Price. The revised Base Price would be applicable the later of: a) thirty days after NORAMCO’s receipt of the Competitive Offer Notification orb) January 1, 2011.

b) terminate the Supply Agreement.

E. ***

i. Base Price - 2008 to be charged by NORAMCO shall be $*** per kilogram for all volumes.

ii. Beginning on January 1, 2009 and on each ensuing January 1, the Base Price shall be adjusted to equal the sum of:

c)	(Base Price) times (0.5) times (*** price for 2009 or subsequent year) divided by (average *** paid in 2008)

d)	(Base Price) times (0.5) times (Producer Price Index December 2008 or subsequent year) divided by (Producer price Index for December 2007).

NORAMCO will provide supporting documentation for the above calculations at VINTAGE’s request.

F. ***

i. Base Price to be charged by NORAMCO shall be:

Kilograms Purchased During a Calendar Year	Incremental Price / Kilogram	Average Price / Kilogram at Example Volumes
0 to 250	$***	$*** @ 2,000 kilograms
251 to 1,000	$***	$*** @ 1,000 kilograms
1,001 +	$***	$*** @ 2,000 kilograms

By way of example, the invoice price for the first 250 kilograms purchased by VINTAGE during a calendar year would be $*** per kilogram and the invoice price for the second 7500 kilograms purchased during the calendar would be $*** per kilogram.

ii. VINTAGE will notify NORAMCO (“Competitive Offer Notification”) if, VINTAGE receives a written competitive offer to supply *** after January 1, 2011 from a third party supplier which meets the following conditions:

a)	The supplier’s *** is qualified for use in VINTAGE’s SKUs by FDA,

b)	The offer is to supply at least ***% of VINTAGE’s annual requirements,

c)	The quoted price per kilogram of *** at the volume equal to VINTAGE’s purchases from NORAMCO during the prior calendar year (“Quoted Price”) is at least ***% lower than the Base Price -2008 in the applicable Table in Article 4.F.i. or as adjusted by:

e)	the percentage of prior year’s rebate in Article D to the prior year’s total purchases of all Products

f)	at the volume equal to VINTAGE’s purchases from NORAMCO during the prior year (“Supply Price”),

d)	The quote includes a provision equivalent to the terms of Article 5 of the Supply Agreement.

VINTAGE’s Certified Public Accountants shall verify the Quoted Price.

Within thirty days of NORAMCO’s receipt of the Competitive Offer Notification, NORAMCO will, at its sole discretion, either:

a)	reduce the Base Prices in each volume tier of the applicable table in Article 4.F.i. by an amount equal to the difference between the Supply Price and the Quoted Price. The revised Base Prices would be applicable the later of: a) thirty days after NORAMCO’s receipt of the Competitive Offer Notification or b) January 1, 2011.

b)	terminate the Supply Agreement.

G. ***

i. Base Price to be charged by NORAMCO shall be:

Kilograms Purchased During a Calendar Year	Incremental Price / Kilogram			Average Price / Kilogram at Example Volumes
0 to 500	$	*	**	$*** @ 500 kilograms
500+	$	*	**	$*** @ 1,000 kilograms

By way of example, the invoice price for the first 500 kilograms purchased by VINTAGE during a calendar year would be $*** per kilogram and the invoice price for any amounts over 500 kilograms purchased during the calendar would be $*** per kilogram.

ii. VINTAGE will notify NORAMCO (“Competitive Offer Notification”) if, VINTAGE receives a written competitive offer to supply *** after January 1, 2011 from a third party supplier which meets the following conditions:

a)	The supplier’s *** is qualified for use in VINTAGE’s SKUs by FDA,

b)	The offer is to supply at least ***% of VINTAGE’s annual requirements,

c)	The quoted price per kilogram of *** at the volume equal to VINTAGE’s purchases from NORAMCO during the prior calendar year (“Quoted Price”) is at least ***% lower than the Base Price -2008 in the applicable Table in Article 4.G.i. or as adjusted by:

g)	the percentage of prior year’s rebate in Article D to the prior year’s total purchases of all Products

h)	at the volume equal to VINTAGE’s purchases from NORAMCO during the prior year (“Supply Price”),

d)	The quote includes a provision equivalent to the terms of Article 5 of the Supply Agreement.

VINTAGE’s Certified Public Accountants shall verify the Quoted Price.

Within thirty days of NORAMCO’s receipt of the Competitive Offer Notification, NORAMCO will, at its sole discretion, either:

a)	reduce the Base Prices in each volume tier of the applicable table in Article 4.G.L by an amount equal to the difference between the Supply-Price and the Quoted Price. The revised Base Prices would be applicable the later of: a) thirty days after NORAMCO’s receipt of the Competitive Offer Notification or b) January 1, 2011.

b)	terminate the Supply Agreement.

H. Volume Discount

Beginning in calendar year 2009, if VINTAGE’s total purchases of all Products during a calendar year reach *** ($***), NORAMCO shall give VINTAGE a credit of *** ($***) which it may apply to the next shipments of any Product or combination of Products.”

Beginning calendar year 2009, if VINTAGE’s total purchases, including those purchases to which the above credit applied, of all Products during a calendar year reach *** ($***) NORAMCO shall give VINTAGE a credit of *** ($***) which it may apply to the next shipments of any Product or combination of Products.”

Beginning calendar year 2009, if VINTAGE’s total purchases of all Products during a calendar year, including those purchases to which the above two credits applied, reach *** ($***) NORAMCO shall give VINTAGE a credit of *** ($***) which it may apply to the next shipments of any Product or combination of Products.”

IV.	All provisions contained in the original Supply Agreement and in the First and Second Amendments by and between the parties which are not specifically changed, amended or revoked by this Amendment, shall remain in force and effective.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Supply Agreement to be executed by their duly authorized respective representatives as of the day and year first above written.

Vintage Pharmaceuticals, LLC	Noramco, Inc.
By:	By:
Name: Mike Urwin	Name: Michael B. Kindergan
Date: 12-22-2008	Date:
Title: CEO	Title: Vice President, Marketing and Business Development